NYSE EURONEXT

CONSULTING SERVICES AGREEMENT

Consultant: Gerald Putnam

Date: September 10, 2007

RECITALS

A. Whereas, Gerald Putnam ("Putnam" or "Consultant") was the Vice Chairman, NYSE Euronext ("NYSE Euronext"), in which capacity he gained substantial, unique and irreplaceable experience and expertise in connection with NYSE Euronext's business activities;

B. Whereas, Putnam's employment with NYSE Euronext will end effective September 10, 2007;

C. Whereas, NYSE Euronext desires to retain Putnam, and Putnam is willing to act, as a consultant in connection with NYSE Euronext's business activities, pursuant to the Terms and Conditions set forth below.

TERMS AND CONDITIONS

  Services

  In accordance with and during the Term of this Agreement, Putnam, as an independent contractor, is retained, and hereby agrees, that he will be available at his reasonable convenience to consult with and provide advice and other services to NYSE Euronext as needed with respect to NYSE Euronext's business activities, including but not limited to: (i) serving as a senior advisor to NYSE Euronext on corporate strategy, technology integration and derivative products and (iii) providing such other reasonable services in connection therewith as are requested by NYSE Euronext from time to time (collectively, the "Work"). Such services are to be rendered to reasonable professional standards.

  Ownership of the Work

  Any and all property rights in and to the Work, including but not limited to copyright, patent, trademark, service mark and other intellectual or proprietary rights of whatsoever kind (collectively, the "Proprietary Rights"), shall be owned by NYSE Euronext. Without prejudice to any rights NYSE may have should any Work be deemed a "work made for hire" hereunder or by operation of law, Putnam hereby irrevocably assigns, transfers and conveys, to NYSE, without further consideration, all right, title and interest in and to such Work, including all worldwide rights of patent, copyright, trade secret or other proprietary rights (that exist now or may exist in the future) in such Work, free of all liens, claims and encumbrances. Putnam acknowledges that NYSE and its successors and assigns shall have the right to obtain and hold in their own names any Proprietary Rights in and to the Work. Putnam agrees to execute any documents or take any other actions as may reasonably be necessary, or as NYSE may reasonably request, to perfect NYSE's ownership of any such Work.

  Term and Termination
    The Agreement shall commence on September 11, 2007 and shall end on September 10, 2008 (the "Term"), unless both parties agree to extend the Agreement. At any time during the Term, the parties may agree to extend the Agreement, by executing a mutual written agreement to that effect.
    At any time during the Term, NYSE Euronext shall have the right to terminate the Agreement for "Cause" (as defined below). In the event NYSE Euronext exercises its right of termination, and except as otherwise requested by NYSE Euronext, Consultant shall: (i) immediately terminate all Work under the Agreement, and (ii) be entitled only to that portion of the Compensation for the Work performed up to the date of such termination.
    For purposes of this Agreement, "Cause" means (i) the Consultant's conviction or plea of nolo contendere to a crime; (ii) an act or acts of dishonesty or misconduct on the Consultant's part which result or are intended to result in damage to NYSE Euronext or NYSE Euronext's business or reputation; (iii) violations by the Consultant of his obligations under this Agreement or the Agreement and General Release between Gerald Putnam and NYSE Euronext dated September 10, 2007; or (iv) a material violation of NYSE Euronext's policies and procedures.
    Notwithstanding NYSE Euronext's exercise of its right of termination for Cause, Consultant will remain bound by the provisions of paragraphs 4 through 11 of the Agreement and General Release dated September 10, 2007 and paragraphs 2, 4(e), 5, 6, 7, 8 and 9 of this Agreement.

  Compensation and Reimbursement

    Compensation. Provided that Consultant satisfactorily performs Consultant's obligations hereunder, NYSE Euronext shall pay to Consultant as "Compensation" under the Agreement, and Consultant shall accept, payment at the rate of $20,000 per month for each month of consulting services provided by Consultant. If requested by NYSE Euronext, Consultant shall provide a reasonably detailed written accounting, on a periodic basis, of the services performed hereunder.
    Expenses. Consultant shall be entitled to reimbursement for all necessary and/or reasonable expenses incurred at the request of NYSE Euronext, and provided that Consultant provides NYSE Euronext with a receipt or voucher for such expenses.
    Payment of Compensation. Compensation under the Agreement shall be paid once a month on or about the 15th day of such month, commencing September 15, 2007.
    Additional Benefits. NYSE Euronext will provide Consultant with an office and an executive assistant for the duration of the consultancy.
    Audit. Consultant agrees that at any time during the term of the Agreement and the two-year period following the expiration or termination of the Agreement, upon reasonable notice, NYSE Euronext may audit the books and records of Consultant to verify that any payments or reimbursements made under the Agreement were properly made in accordance with the terms of the Agreement. Nothing in this paragraph constitutes any right of Consultant to receive any payment not otherwise provided for in the Agreement.

  Consultant agrees that at any time during the term of the Agreement and the two-year period following the expiration or termination thereof, upon reasonable notice from NYSE Euronext, Consultant shall provide NYSE Euronext and any of NYSE Euronext's regulators with reasonable access to, and any assistance that they may reasonably require with respect to, any Consultant facility and system for the purpose of performing audits or inspections of the Work and the business of Consultant relating to the Work, including access to information relating to Consultant's compliance with the Agreement and applicable laws. If any audit results in NYSE Euronext or Consultant being notified that Consultant is not in compliance with any applicable law or the Agreement, without prejudice to any of NYSE Euronext's other rights or remedies under the Agreement, Consultant shall promptly take actions, at its expense, to remedy such non-compliance. Nothing in this paragraph shall limit any of NYSE Euronext's rights or remedies under the Agreement.

  Independent Contractor
    The relationship of Consultant to NYSE Euronext shall be that of independent contractor and not of employee or agent, and except as may be otherwise expressly stated herein, Consultant, as an independent contractor, shall be free to choose the details of the manner in which Consultant shall perform the Work, including the hours of work whereby the services are initiated and completed, subject to the business needs of NYSE Euronext. The foregoing notwithstanding, unless pursuant to prior written consent of NYSE Euronext, Consultant may not enter into any subcontract related to the performance of the Work.
    Consultant shall not be eligible as a result of this Agreement or the Work for any pension, profit-sharing, insurance, or other retirement benefits, employee fringe benefits, or any compensation (other than the specific Compensation called for by paragraph 4(a) hereof to which Consultant, only, may be entitled hereunder) from NYSE Euronext. NYSE Euronext shall not withhold from any amount payable under the Agreement any amount on account of federal, state or local income, FICA, unemployment, workers' compensation, disability or similar, tax or charge. Consultant shall be solely responsible for all tax reporting and payments and applicable state-mandated insurance obligations, including workers' compensation insurance, arising out of the performance of the Work. Nothing in this Agreement limits or affects any pension, profit-sharing, insurance, or other retirement benefits to which Consultant is or may be entitled as a result of Consultant's employment by NYSE Euronext on September 10, 2007.
    Consultant warrants and represents that: (i) Consultant will hold himself out to the public as an independent contractor in the discipline for which he was engaged under the Agreement and/or any other discipline, and subject to Consultant's continuing obligations under the Agreement and General Release dated September 10, 2007 and this Agreement, may perform services in those disciplines as an independent contractor for business and companies other than NYSE Euronext; and (ii) Consultant may perform services in the discipline for which he is engaged hereunder or any other discipline, provided there is no conflict of interest with NYSE Euronext, as defined in paragraph 7 below.
    Consultant agrees to indemnify and hold NYSE Euronext and its respective officers, directors, employees and agents harmless from and against any and all penalties, claims, damages or costs (including reasonable attorney's fees) which NYSE Euronext may incur by reason of Consultant's failure to comply with the provisions of this paragraph 5 or by reason of any breach by Consultant of any warranty or representation contained in this paragraph 5.
  Confidentiality
    During and after the term of the Agreement, Consultant shall not divulge to anyone, except NYSE Euronext and persons designated in writing by NYSE Euronext, any "Confidential Information" (as hereinafter defined) nor shall Consultant directly or indirectly use any Confidential Information for the benefit of Consultant or any third party or for any purpose other than to perform the Work.
    "Confidential Information" means (i) any portion of the Work, drafts thereof, or communications with respect thereto; (ii) any business plans, financial information, compensation plans, regulatory information, inventions, marketing research and strategies, methods, designs, software, drawings, formulae, products, processes, compositions, data, code, trade secrets, business methods, know-how, intellectual property, business strategies, operating procedures or other information of NYSE Euronext, any "NYSE Euronext Affiliate" (which term means any partnership or joint venture of which NYSE Euronext is a part, or any subsidiary, parent or affiliated corporation of NYSE Euronext), or any company whose securities are traded on facilities of NYSE Euronext, obtained in connection with the performance of the Agreement or during Consultant's prior employment with NYSE Euronext; (iii) any personally identifiable information protected from disclosure under any law, rule or ordinance, (iv) any information identified by NYSE Euronext to Consultant as confidential, whether such information was created or existing during the term of the Agreement or during Consultant's prior employment with NYSE Euronext; (v) any information of NYSE Euronext or any NYSE Euronext Affiliate created or existing during or prior to the term of the Agreement, and which Consultant knows or reasonably should have known to be confidential; or (vi) any information of NYSE Euronext or any NYSE Euronext Affiliate created or existing during or prior to the term of the Agreement and of a type or character that a reasonable person would regard as confidential.
    Confidential Information shall not include any information which (i) is or becomes publicly known through no breach of any confidentiality obligation by Consultant; or (ii) is approved for release by written authorization of NYSE Euronext.
    In the event that Consultant or any Consultant Affiliate is requested pursuant to, or required by, applicable law, or regulation of any governmental entity, or legal process to disclose any Confidential Information, Consultant will notify NYSE Euronext promptly so that NYSE Euronext may seek a protective order or other appropriate remedy, and Consultant shall cooperate fully with NYSE Euronext in protecting confidential information to the extent possible under applicable law or, in its sole discretion, waive compliance with the terms of the Agreement applicable to such disclosure. In the event that no such protective order or other remedy is obtained, or that NYSE Euronext does not waive compliance with the terms hereof applicable to such disclosure, NYSE Euronext nonetheless shall be deemed to consent to the disclosure of, and Consultant will furnish, only that portion of the Confidential Information which Consultant is legally required to disclose and Consultant agrees to exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the information so disclosed.
    You represent that at the end of the Term of this Agreement, you will return to NYSE Euronext all property belonging to NYSE Euronext including but not limited to documents in any form, presentations, files, lists, computer, cell phone, beeper, keys, card access to the building and office floors, computer user name and password, disks and/or voicemail code.
    The foregoing obligations are in addition to, and not in limitation of, any obligations of confidentiality or other obligations arising out of the former employment by NYSE Euronext of Consultant or any such obligations under NYSE Euronext's Officers' and Employees' Statement of Business Conduct and Ethics, and NYSE Euronext's Statement of Business Conduct and Ethics for Non-NYSE Euronext Personnel (the "Non-Employee Ethics Policy"), including, but not limited to any obligations incumbent upon Consultant as a former Section 16(b) executive.
  Non-Solicitation and Non-Competition

  As provided in the Agreement and General Release dated September 10, 2007, Consultant agrees that for the period of time that he is acting as a Consultant to NYSE Euronext and for the 12-month period of time following the termination of his consultancy with NYSE Euronext, but in any event no earlier than September 10, 2009, he will not, without the prior written consent of the CEO of the NYSE Euronext, directly or indirectly:

    own, control, manage, loan money to, represent, render any service or advice to or act as an officer, director, employee, agent, representative, partner or independent contractor of any securities exchange, "ECN," or other such entity whose principal business materially competes with the businesses of the NYSE Euronext as in effect prior to or during the consultancy ("Competitive Activities"); provided, however, that the foregoing shall not prohibit him from passive ownership of securities in any publicly traded company that is engaged in any such business as long as he does not own more than five percent (5%) or more of any class of the equity securities of such company.
    Solicit, induce, influence, encourage, or attempt to solicit, induce, influence or encourage, either directly or indirectly, any person employed by NYSE Euronext to terminate his or her employment relationship with NYSE Euronext or hire or employ or engage any such person or otherwise interfere with any such person's employment by or association with NYSE Euronext;
    Induce, influence, encourage, or attempt to induce, influence or encourage, either directly or indirectly, any third party to terminate such party's business relationship with the NYSE Euronext or otherwise interfere with any business or contractual relationship of NYSE Euronext; or
    Take any other action reasonably intended to be detrimental to the relationship of NYSE Euronext with its employees, customers, vendors, or suppliers.
    Serve as a board member on any board of directors of any company engaged in Competitive Activities.

  In addition, Section 8 of your Employment Agreement with Archipelago Holdings, LLC dated as of December 19, 2001, and as subsequently amended ("Employment Agreement"), which provides for certain restrictive covenants to apply to you following your termination of employment are hereby incorporated by reference into this Agreement.

  Business Conduct and Ethics
    Consultant acknowledges his engagement as a Consultant hereunder shall cause him to be subject to, and that he shall comply with, all of NYSE Euronext's policies, rules and procedures, including but not limited to the Non-Employee Ethics Policy.
    Consultant warrants that Consultant now has no conflict of interest, and covenants that during the term of the Agreement Consultant will engage in no activity and will enter into no relationship which would constitute a conflict of interest, with respect to the performance of the Work or the relationship between NYSE Euronext and Consultant under the Agreement. Should Consultant become aware of such conflict of interest during the term of the Agreement, Consultant shall promptly notify NYSE Euronext thereof.
    Consultant acknowledges his continuing obligations under the Agreement and General Release dated September 10, 2007, including but not limited to his obligations under paragraphs 4, 5, 6, 7, and 8 thereof.
  Governing Law and Venue

  Any dispute with regard to the enforcement of the Agreement or any matter relating to Consultant's Work pursuant to the Agreement, including but not limited to disputes relating to alleged torts or any violation of law other than the seeking of injunctive relief to preserve the status quo pending arbitration in accordance with applicable law, shall be exclusively resolved by a single arbitrator at an arbitration to be conducted in New York City before, and pursuant to the rules of, the American Arbitration Association ("AAA") with the arbitrator applying the substantive law of the State of New York. The AAA shall provide the parties hereto with lists for the selection of arbitrators composed entirely of arbitrators who are members of the National Academy of Arbitrators and who have prior experience in the arbitration of disputes between consultants and their clients or customers. The determination of the arbitrator shall be final and binding on the parties hereto and judgment therein may be entered in any court of competent jurisdiction. Each party shall pay its own attorneys fees and disbursements and other costs of the arbitration.

  Notices

  All notices under the Agreement shall be in writing and sent by Express or certified mail, return receipt requested, or by recognized overnight courier, postage and other charges prepaid, and

  (i) when intended for Consultant, shall be addressed to the Consultant's address and to the attention of the Consultant's contact person, or to such other address as Consultant shall from time to time designate by written notice to NYSE Euronext, and

  (ii) when intended for NYSE Euronext, shall be addressed to:

  Dale B. Bernstein, Executive Vice President

  NYSE Euronext

  11 Wall Street

  New York, New York 10005

  or to such other address as NYSE Euronext shall from time to time designate by written notice to Consultant.

  Miscellaneous
    Consultant may not assign any of Consultant's rights hereunder or delegate any of Consultant's duties, and any attempt to do so, without the prior written consent of NYSE Euronext, shall be void.
    The Agreement shall be binding upon, and inure to the benefit of, (i) Consultant and the legal representatives and permitted assigns of Consultant and (ii) NYSE Euronext and its successors and assigns.
    The Agreement may not, in whole or in part, be modified or waived other than by a writing signed by the party against whom such modification or waiver is sought to be enforced.
    A waiver of any provision hereof on any occasion shall not be deemed to be a waiver either of such provision on any other occasion or of any other provision hereof.
    This Agreement sets forth the whole of the agreement between the parties with respect to the subject matter hereof and supersedes any other discussions, representations and agreements with respect to the subject matter hereof, except with respect to the Agreement and General Release dated September 10, 2007 and any other written agreements with continuing obligations, which shall continue in full force and effect and shall not be superseded.
    Paragraph headings in this Agreement are for convenience of reference only and shall not be considered in the interpretation of the Agreement. The words "include", "includes," "including" and "e.g." shall not be construed as words of limitation, but shall be construed as to permit the inclusion of all other examples.
    Paragraphs 2, 4, 5, 6, 7 and 8 shall survive the expiration or earlier termination of the Agreement.

NYSE EURONEXT BY: /s/ Dale B. Bernstein Name: Dale B. Bernstein Title: Executive Vice President Global Human Resources (Control No. NYSE (Cost Center No. (Account No.	GERALD PUTNAM /s/ Gerald Putnam Name: Gerald Putnam Date of Execution: September 17, 2007 Consultant's ) Tax I.D. ) or Social ) ____________ Security No.